SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2003

NAVISITE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-27597	52-2137343
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Minuteman Road
Andover, Massachusetts 01810
(Address of Principal Executive Offices) (Zip Code)

(978) 682-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
PRESS RELEASE DATED OCTOBER 27, 2003

Item 12. Results of Operations and Financial Condition.

     On October 27, 2003, NaviSite, Inc. (the “Registrant”) issued a press release regarding its results of operations for its fiscal fourth quarter and fiscal year ended July 31, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAVISITE, INC.

Date: October 27, 2003	By:	/s/ James W. Pluntze

James W. Pluntze Chief Financial Officer